POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                     of

                             CNB BANCSHARES, INC.


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 29,  1999





                                   /s/ H. Lee Cooper III
                                   --------------------------
                                   H. Lee Cooper III





                                 POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                               CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                  /s/ John D. Engelbrecht
                                  ------------------------
                                  John D. Engelbrecht





                                  POWER OF ATTORNEY

                           1933 ACT REGISTRATION STATEMENT

                                        of

                                 CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                   /s/ Robert L. Koch II
                                   ------------------------
                                   Robert L. Koch, II







                                  POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                                CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


           Dated:  May 3,  1999



                                   /s/ Larry J. Kremer
                                   -----------------------
                                   Larry J. Kremer






                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                       of

                                CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                  /s/ Burkley F. McCarthy
                                  -------------------------
                                  Burkley F. McCarthy







                                  POWER OF ATTORNEY

                            1933 ACT REGISTRATION STATEMENT

                                         of

                                 CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                  /s/ Robert K. Ruxer
                                  -----------------------
                                  Robert K. Ruxer






                                   POWER OF ATTORNEY

                             1933 ACT REGISTRATION STATEMENT

                                         of

                                 CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                   /s/ Edmund L. Hafer
                                   ----------------------
                                   Edmund L. Hafer





                                  POWER OF ATTORNEY

                            1933 ACT REGISTRATION STATEMENT

                                        of

                                CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                   /s/ Terrence A. Friedman
                                   ---------------------------
                                   Terrence A. Friedman





                                  POWER OF ATTORNEY

                           1933 ACT REGISTRATION STATEMENT

                                        of

                                 CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                   /s/ James E. Hutton
                                   ----------------------
                                   James E. Hutton





                                 POWER OF ATTORNEY

                           1933 ACT REGISTRATION STATEMENT

                                       of

                               CNB BANCSHARES, INC.



          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the CNB Bancshares, Inc. 1999 Stock Incentive Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Dated:  April 28,  1999



                                   /s/ Alton C. Wendzel
                                   -----------------------
                                   Alton C. Wendzel